Accrued liabilities (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Payables and Accruals [Abstract]
Audit fees	$ 282	$ 249
Legal fees	65	104
General, administrative and other operating expenses	2,383	10,807
Vessel operating, voyage and dry docking expenses	17,937	33,662
Loan and interest rate swaps interest and financing fees	9,103	12,882
Other accrued liabilities	8,890	4,903
Total Accrued Liabilities	$ 38,660	$ 62,607